SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 19, 2003

BULL RUN CORPORATION
(Exact name of registrant as specified in its charter)

GEORGIA	0-9385	58-2458679
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

4370 PEACHTREE ROAD, ATLANTA, GEORGIA 30319
(Address of principal executive offices)      (Zip Code)

(404) 266-8333
(Registrant’s telephone number, including area code)

Item 2. Acquisition and Disposition of Assets

On August 19, 2003, Bull Run Corporation issued a press release announcing the sale of all shares of Gray Television, Inc. common stock and class A common stock owned by the Company, and the execution of an amendment to the Company’s bank credit facility. A copy of the press release is attached hereto as Exhibit 99.

Item 5. Other Events

Information required by this Item appears under Item 2 “Acquisition and Disposition of Assets”

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements –

The proceeds on the sale of the Company’s investment in Gray Television, Inc. (“Gray”) were $34,398,000, of which $28,000,000 was used to reduce the Company’s long-term debt and $391,000 was used to pay expenses of the sale and financing costs. The remainder of the proceeds are to be used for working capital purposes. The Company will report a gain of approximately $17,000,000 on the sale of the investment in its financial statements for the fourth quarter and fiscal year ending August 31, 2003.

The Company accounted for its investment in Gray using the equity method. As of May 31, 2003, the Company held approximately 4% of the total outstanding common stock of Gray and controlled approximately 18% of the voting power in Gray.

Prior to the sale of its investment in Gray, the Company amended its bank credit facility to change the maturity date to November 30, 2004 from September 30, 2003, and reduce the interest rate to be charged on amounts outstanding, among other changes. The credit agreement amendment establishes revised financial covenants to be met by the Company beginning with its fiscal quarter ending November 30, 2003, and also requires that at least $5,000,000 of the Company’s outstanding subordinated debt would be converted to shares of the Company’s preferred stock or other form of equity by October 31, 2003.

(b)  Pro Forma Financial Information –

See the Index to Pro Forma Financial Information following the signature page hereto.

(c)  Exhibits –

Exhibit 10 – First Amendment to Second Amended and Restated Credit Agreement, effective August 18, 2003

Exhibit 99 – Press release dated August 19, 2003

Item 9. Regulation FD Disclosures

Information required by this Item appears under Item 2 “Acquisition and Disposition of Assets”.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2003	BULL RUN CORPORATION

	By:	/s/ FREDERICK J. ERICKSON

Frederick J. Erickson
Vice President — Finance,
Chief Financial Officer, Treasurer and
Assistant Secretary

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INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Financial Data	F-1

Unaudited Pro Forma Combined Condensed Balance Sheet as of May 31, 2003	F-2

Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended May 31, 2003	F-3

Unaudited Pro Forma Combined Condensed Statement of Operations for the transition period July 1, 2002 to August 31, 2002	F-4

Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended June 30, 2002	F-5

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Unaudited Pro Forma Financial Data

The following unaudited pro forma combined condensed financial statements give effect to the sale of the Company’s investment in Gray Television, Inc. (“Gray”) common stocks (the “Gray Common Stocks”) and use of proceeds from such sale as if such transactions had occurred as of May 31, 2003 with respect to the balance sheet data as of such date; as of September 1, 2002 with respect to the statement of operations for the nine months ended May 31, 2003; as of July 1, 2002 with respect to the statement of operations for the transition period July 1, 2002 to August 31, 2002; and as of July 1, 2001 with respect to the statement of operations for the year ended June 30, 2002. On September 25, 2002, Bull Run elected to change its fiscal year end from June 30 to August 31 effective in 2002.

The unaudited pro forma financial data reflect proceeds on the sale of the Gray Common Stocks of $34,398,000, of which $28,000,000 was used to reduce long-term debt and $391,000 was used to pay expenses of the sale and financing costs. Additionally, the pro forma financial data reflect the revised terms of the Company’s bank credit agreement executed in anticipation of the sale of the Gray Common Stocks, as follows: as to the pro forma combined condensed statements of operations, the effects of the reduction in interest rates applied to the amounts outstanding under the bank credit agreement; and as to the pro forma condensed combined balance sheet, the change in the maturity date to November 30, 2004.

The Company accounted for its investment in Gray using the equity method. The pro forma financial information is provided for comparative purposes only and does not purport to be indicative of the results that actually would have been obtained if the events set forth above had been effected on the dates indicated or of those results that may be obtained in the future.

Unaudited Pro Forma Combined Condensed Balance Sheet
as of May 31, 2003
(amounts in 000’s)

	As Reported	Adjustment		Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$387	$6,007	(a)	$6,394
Other current assets	12,442			12,442

Total current assets	12,829	6,007		18,836
Property and equipment, net	4,476			4,476
Investment in affiliated companies	18,024	(17,120)	(b)	904
Acquisition intangible assets	74,224			74,224
Deferred income taxes	20,302	(6,409)	(c)	13,893
Other assets	3,535	290	(d)	3,825

	$133,390	$(17,232)		$116,158

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$84,522	$(79,522)	(e)	$5,000
Accounts payable and accrued expenses	20,260			20,260
Deferred revenue	6,174			6,174

Total current liabilities	110,956	(79,522)		31,434
Long-term debt	16,709	51,522	(e)	68,231
Deferred income	627	(627)	(f)

Total liabilities	128,292	(28,627)		99,665

Stockholders’ equity
Series D convertible preferred stock	14,280			14,280
Common stock	40			40
Additional paid-in capital	79,474			79,474
Retained earnings (accumulated deficit)	(88,696)	11,395	(g)	(77,301)

Total stockholders’ equity	5,098	11,395		16,493

Total liabilities and stockholders’ equity	$133,390	$(17,232)		$116,158

Pro Forma Adjustments to Condensed Combined Balance Sheet

(a)	Adjusted to reflect cash available from proceeds on sale of Gray stock after payment on long-term debt, expenses of the sale and financing costs.
(b)	Adjusted to eliminate the carrying amount of the Company’s investment in Gray Common Stocks.
(c)	Adjusted to reflect the deferred tax effects of the gain on the sale of Gray Common Stocks, net of expenses of the sale, and recognition of previously deferred income.
(d)	Adjusted to reflect the capitalization of financing costs.
(e)	Adjusted to reflect the payment on long-term debt and amendment of the maturity date on the bank credit facility.
(f)	Adjusted to eliminate income on previous transactions with Gray that had been deferred as a result of the Company’s equity position in Gray Common Stocks.
(g)	Adjusted to reflect the gain on the sale of Gray Common Stocks, net of expenses of the sale; recognition of previously deferred income associated with transactions with Gray; and income taxes.

Unaudited Pro Forma Combined Condensed Statement of Operations
for the nine months ended May 31, 2003
(amounts in 000’s, except for per share amounts)

	As Reported	Adjustment		Pro Forma

Revenue from services rendered	$66,889	$(267)	(a)	$66,622
Operating costs and expenses	(63,079)			(63,079)

Income (loss) from operations	3,810	(267)		3,543
Other income (expense):
Equity in losses of affiliated companies	(153)	(479)	(b)	(632)
Loss on issuance of shares by affiliate	(2,339)	2,339	(c)
Net change in value of certain derivatives	(1,708)			(1,708)
Gain (loss) on investment dispositions and investment valuation adjustments	(2,627)			(2,627)
Interest expense	(6,213)	1,099	(d)	(5,114)
Debt issue cost amortization	(1,739)	341	(e)	(1,398)
Other income, net	24			24

Loss before income taxes	(10,945)	3,033		(7,912)
Income taxes

Net loss	(10,945)	3,033		(7,912)
Preferred dividends	(828)			(828)

Net loss available to common stockholders	$(11,773)	$3,033		$(8,740)

Loss per share available to common stockholders, basic and diluted	$(3.03)			$(2.25)

Weighted average number of common shares outstanding, basic and diluted	3,890			3,890

Pro Forma Adjustments to Condensed Combined Statement of Operations

(a)	Adjusted to eliminate the effects of deferred consulting fee income recognition resulting from the Company’s equity position in Gray.
(b)	Adjusted to eliminate the Company’s proportionate share of earnings derived from its investment in Gray as reported under the equity method of accounting.
(c)	Adjusted to eliminate the Company’s recognition of a charge related to dilution in its equity investment in Gray resulting from Gray’s issuance of additional shares of its common stocks.
(d)	Adjusted to reflect the reduction in interest expense for the period as a result of a $28,000 payment on long-term debt and a .75% reduction in the interest rate charged by the bank lenders.
(e)	Adjusted to reflect a decrease in stock compensation benefiting the guarantor of the bank debt as a result of the decrease in the maximum amount of the guarantee caused by the reduction in bank debt.

Unaudited Pro Forma Combined Condensed Statement of Operations
for the transition period July 1, 2002 to August 31, 2002
(amounts in 000’s, except for per share amounts)

	As Reported	Adjustment			Pro Forma

Revenue from services rendered	$9,490	$			$9,490
Operating costs and expenses	(13,111)				(13,111)

Loss from operations	(3,621)				(3,621)
Other income (expense):
Equity in losses of affiliated companies	(110)		(83)	(a)	(193)
Net change in value of certain derivatives	(423)				(423)
Interest expense, net of interest income	(853)		244	(b)	(609)
Debt issue cost amortization	(269)		76	(c)	(193)
Other income (expense), net	(79)				(79)

Loss before income taxes	(5,355)		237		(5,118)
Income taxes

Net loss	(5,355)		237		(5,118)
Preferred dividends	(93)				(93)

Net loss available to common stockholders	$(5,448)		$237		$(5,211)

Loss per share available to common stockholders, basic and diluted	$(1.44)			(d)	$(1.37)

Weighted average number of common shares outstanding, basic and diluted	3,792			(d)	3,792

Pro Forma Adjustments to Condensed Combined Statement of Operations

(a)	Adjusted to eliminate the Company’s proportionate share of earnings derived from its investment in Gray as reported under the equity method of accounting.
(b)	Adjusted to reflect the reduction in interest expense for the period as a result of a $28,000 payment on long-term debt and a .75% reduction in the interest rate charged by the bank lenders.
(c)	Adjusted to reflect a decrease in stock compensation benefiting the guarantor of the bank debt as a result of the decrease in the maximum amount of the guarantee caused by the reduction in bank debt.
(d)	Share and per share data have been adjusted to give effect to the 1-for-10 reverse stock split of the Company’s common stock effective May 15, 2003.

Unaudited Pro Forma Combined Condensed Statement of Operations
for the year ended June 30, 2002
(amounts in 000’s, except for per share amounts)

	As Reported	Adjustment			Pro Forma

Revenue from services rendered	$113,072	$			$113,072
Operating costs and expenses	(129,128)				(129,128)

Loss from operations	(16,056)				(16,056)
Other income (expense):
Equity in losses of affiliated companies	(1,962)		414	(a)	(1,548)
Net change in value of certain derivatives	(3,345)				(3,345)
Gain on investment dispositions and investment valuation adjustments, net	242				242
Interest expense, net of interest income	(9,562)		1,949	(b)	(7,613)
Debt issue cost amortization	(2,830)		455	(c)	(2,375)
Other income (expense), net	350				350

Loss before income taxes, extraordinary item and cumulative effect adjustment	(33,163)		2,818		(30,345)
Income taxes	7,257				7,257

Loss before extraordinary item and cumulative effect adjustment	(25,906)		2,818		(23,088)
Extraordinary loss, net of tax	(627)		627	(d)
Cumulative effect adjustment, net of tax	(2,620)		2,620	(e)

Net loss	(29,153)		6,065		(23,088)
Preferred dividends	(396)				(396)

Net loss available to common stockholders	$(29,549)		$6,065		$(23,484)

Per share data, basic and diluted:
Loss before extraordinary item and cumulative effect adjustment	$(7.21)			(f)	$(6.44)
Extraordinary item	(0.17)			(f)
Cumulative effect adjustment	(0.72)			(f)

Net loss available to common stockholders	$(8.10)				$(6.44)

Weighted average number of common shares outstanding, basic and diluted	3,648			(f)	3,648

Pro Forma Adjustments to Condensed Combined Statement of Operations

(a)	Adjusted to eliminate the Company’s proportionate share of earnings derived from its investment in Gray as reported under the equity method of accounting.
(b)	Adjusted to reflect the reduction in interest expense for the period as a result of a $28,000 payment on long-term debt and a .75% reduction in the interest rate charged by the bank lenders.
(c)	Adjusted to reflect a decrease in stock compensation benefiting the guarantor of the bank debt as a result of the decrease in the maximum amount of the guarantee caused by the reduction in bank debt.
(d)	Adjusted to eliminate the Company’s proportionate share of Gray’s extraordinary charge, net of tax, as reported under the equity method of accounting.
(e)	Adjusted to eliminate the Company’s proportionate share of Gray’s cumulative effect adjustment, net of tax, as reported under the equity method of accounting
(f)	Share and per share data have been adjusted to give effect to the 1-for-10 reverse stock split of the Company’s common stock effective May 15, 2003.